                                                                    Exhibit 10.1
                     AMENDMENT NO. 13 TO SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT
                      ------------------------------------

     AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED LOAN AND SECURITY
AGREEMENT, dated as of October 12, 2006 (this "Amendment"), by and among
Wachovia Bank, National Association, successor by merger to Congress Financial
Corporation, in its capacity as agent (in such capacity, "Agent"), acting for and on behalf of Lenders (as hereinafter defined), the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders ("Lenders"), Atlantic Express Transportation Corp., a New York
corporation ("AETC" or "Parent"), Amboy Bus Co., Inc., a New York corporation
("Amboy"), Atlantic Express Coachways, Inc., a New Jersey corporation
("Coachways"), Atlantic Express of L.A., Inc., a California corporation
("AELA"), Atlantic Express of Missouri Inc., a Missouri corporation ("AE
Missouri"), Atlantic Express of New Jersey, Inc., a New Jersey corporation
("AENJ"), Atlantic Express of Pennsylvania, Inc., a Delaware corporation
("AEP"), Atlantic-Hudson, Inc., a New York corporation ("AH"), Atlantic
Paratrans, Inc., a New York corporation ("AP"), Atlantic Paratrans of NYC, Inc., a New York corporation ("APNY"), Atlantic Queens Bus Corp., a New York corporation ("AQ"), Block 7932, Inc., a New York corporation ("Block"),
Brookfield Transit Inc., a New York corporation ("Brookfield"), Courtesy Bus
Co., Inc., a New York corporation ("Courtesy"), G.V.D. Leasing Co., Inc., a New
York corporation ("GVD"), 180 Jamaica Corp., a New York corporation ("Jamaica"),
Merit Transportation Corp. a New York corporation ("Merit"), Metro Affiliates,
Inc., a New York corporation ("Metro"), Metropolitan Escort Service, Inc., a New
York corporation ("Metropolitan Escort"), Midway Leasing Inc., a New York
corporation ("Midway"), Staten Island Bus, Inc., a New York corporation
("SI-Bus"), Temporary Transit Service, Inc., a New York corporation ("TTS"), 201
West Sotello Realty, Inc., a California corporation ("Sotello"), Wrightholm Bus
Line, Inc., a Vermont corporation ("Wrightholm"), Atlantic Transit Corp., a New
York corporation ("ATC"), Atlantic Express New England, Inc., a Massachusetts
corporation ("AE-NE"), Atlantic Express of California, Inc., a California
corporation ("AE-CA"), Atlantic Express of Illinois, Inc., an Illinois
corporation ("AE-I"), Atlantic Paratrans of Arizona, Inc., an Arizona
corporation ("AP-AZ"), Fiore Bus Service, Inc., a Massachusetts corporation
("Fiore"), Groom Transportation, Inc., a Massachusetts corporation ("Groom"),
James McCarthy Limo Service, Inc., a Massachusetts corporation ("Limo"), K.
Corr, Inc., a New York corporation ("Corr"), Mountain-Atlantic, Inc., formerly known as Mountain Transit, Inc., a Vermont corporation ("Mountain"), Jersey
Business Land Co., Inc., a New Jersey corporation ("JBL"), R. Fiore Bus Service,
Inc., a Massachusetts corporation ("FBS"), Raybern Bus Service, Inc., a New York corporation ("RBS"), Raybern Capital Corp., a New York corporation ("RBC"),
Raybern Equity Corp. a New York corporation ("REC"), Robert L. McCarthy & Son,
Inc., a Massachusetts corporation ("McCarthy"), Atlantic Express of Upstate New
York, Inc., formerly known as T NT Bus Service, Inc., a New York corporation
("TNT"), Transcomm, Inc., a Massachusetts corporation ("Transcomm"), Winsale,
Inc., a New Jersey corporation ("Winsale"), Atlantic Escorts Inc., a New York corporation ("Atlantic Escorts", and together with AETC, Amboy, Coachways, AELA,
AE Missouri, AENJ, AEP, AH, AP, APNY, AQ, Block, Brookfield, Courtesy, GVD,
Jamaica, Merit, Metro, Metropolitan Escort, Midway, SI-Bus, TTS, Sotello,
Wrightholm, ATC, AE-NE, AE-CA, AE-I, AP-AZ, Fiore, Groom, Limo, Corr, Mountain,
JBL, FBS, RBS, RBC, REC, McCarthy, TNT, Transcomm, and Winsale each individually a "Borrower" and collectively, "Borrowers"), Central New York Reorganization

Corp., formerly known as Central New York Coach Sales & Service, Inc., a New
York corporation ("Central"), and Jersey Bus Sales, Inc., a New Jersey
corporation ("Jersey" and together with Central, each individually a "Guarantor"
and collectively, "Guarantors")..

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Second Amended and Restated Loan and Security Agreement, dated as of April
22, 2004, by and among Agent, Borrowers, Guarantors and Lenders, as amended by
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement,
dated as of June 14, 2004, Amendment No. 2 to Second Amended and Restated Loan
and Security Agreement, dated as of September 15, 2004, Amendment No. 3 to
Second Amended and Restated Loan and Security Agreement, dated as of October 14,
2004, Amendment No. 4 to Second Amended and Restated Loan and Security
Agreement, dated as of January 5, 2005, Amendment No. 5 to Second Amended and
Restated Loan and Security Agreement, dated as of March 3, 2005, Amendment No. 6 to Second Amended and Restated Loan and Security Agreement, dated as of April
13, 2005, Amendment No. 7 to Second Amended and Restated Loan and Security
Agreement, dated as of April 29, 2005, Amendment No. 8 to Second Amended and
Restated Loan and Security Agreement, dated as of June 30, 2005, Amendment No. 9 to Second Amended and Restated Loan and Security Agreement, dated as of August
15, 2005, Amendment No. 10 to Second Amended and Restated Loan and Security
Agreement, dated as of August 25, 2005, Amendment No. 11 to Second Amended and
Restated Loan and Security Agreement, dated as of November 3, 2005, and
Amendment No. 12 to Second Amended and Restated Loan and Security Agreement,
dated as of August 31, 2006 (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the
Loan Agreement and the other Financing Agreements, unless otherwise defined herein;

     WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such request, and make certain other amendments to the Loan
Agreement, subject to the terms and conditions set forth herein; and

     WHEREAS, by this Amendment, Agent, Lenders, Borrowers and Guarantors wish and intend to evidence such amendments.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.   Definitions.

     (a)  Additional Definitions. As used herein, in the Loan Agreement or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions in their proper alphabetical order:

          (i)   "Amendment No. 13" shall mean Amendment No. 13 to Second Amended and Restated Loan and Security Agreement, dated October 12,
                2006, among Borrowers, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified,
                supplemented, extended, renewed, restated or replaced.

          (ii)  "Applicable Margin" shall mean, at any time, as to the interest rate for Prime Rate Loans and the interest rate for Eurodollar
                Rate Loans, the applicable percentage (on a per annum basis) set forth below if the Quarterly Average Excess Availability of
                Borrowers for the immediately preceding fiscal quarter is at or within the amounts indicated for such percentage:

                                                 Applicable         Applicable
                 Quarterly Average               Prime Rate      Eurodollar Rate
Tier            Excess Availability                Margin             Margin
----     ------------------------------------    ----------      ---------------

(i)      Equal to or greater than $15,000,000           0%              2.25%

(ii)     Less than $15,000,000 and equal to           .50%              2.75%
         or greater than $10,000,000

(iii)    Less than $10,000,000 and equal to           .75%              3.00%
         or greater than $5,000,000

(iv)     Less than $5,000,000                        1.00%              3.25%

                provided, that, the Applicable Margin shall be calculated and established once each fiscal quarter and shall remain in effect until adjusted thereafter during the next fiscal quarter.

          (iii) "Quarterly Average Excess Availability" shall mean, at any time, the daily average Excess Availability of Borrowers for the immediately preceding fiscal quarter as calculated by Agent in good faith.

     (b)  Amendments to Definitions.

          (i)   The definition of "Accounts Purchase Agreement" set forth in the
                Loan Agreement is hereby deleted in its entirety and replaced with the following:

                    " 'Accounts Purchase Agreement" shall mean the Accounts
                    Purchase and

                    Sale Agreement, dated as of June 14, 2004, among Wachovia, as Purchaser, Amboy, AE-CA, AE-I, AELA, AE Missouri, AEP,
                    APNY, AQ, Courtesy, Corr, RBS, SI- Bus, TNT, Transcomm and
                    Winsale, as Sellers, and AETC, as amended by Amendment No. 1 to Accounts Purchase and Sale Agreement, dated as of June
                    28, 2004, Amendment No. 2 to Accounts Purchase and Sale
                    Agreement, dated as of November 3, 2005, and Amendment No. 3 to Accounts Purchase and Sale Agreement, dated as of the
                    date of Amendment No. 13, as the same now exists or may
                    hereafter be further amended, modified, supplemented,
                    extended, renewed, restated or replaced."

          (ii)  The definition of "Administrative Expense Reserve" set forth in
                Section 1.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                    "1.5 Intentionally Deleted."

          (iii) The definition of "Intercreditor Agreement" set forth in Section
                1.56 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                    "1.56 'Intercreditor Agreement' shall mean the Amended and
                    Restated Intercreditor Agreement, dated March 3, 2005, by
                    and among Agent and Noteholder Collateral Agent, as
                    acknowledged and agreed to by Borrowers and Guarantor, as
                    amended by Amendment No. 1 to Amended and Restated
                    Intercreditor Agreement, dated as of the date of Amendment
                    No.13, as the same now exists or may hereafter be further
                    amended, modified, supplemented, extended, renewed, restated
                    or replaced."

          (iv)  The definition of "Interest Rate" set forth in Section 1.59 of the Loan Agreement is hereby deleted in its entirety and
                replaced with the following:

                    "1.59 'Interest Rate' shall mean,

                    (a)  Subject to clauses (b) and (c) of this definition
                         below: (i) as to Loans which are Prime Rate Loans, a
                         rate equal to one (1%) percent per annum in excess of
                         the Prime Rate, and (ii) as to Loans which are
                         Eurodollar Rate Loans, a rate equal to three and
                         one-quarter (3.25%) percent per annum in excess of the
                         Adjusted Eurodollar Rate (in each case, based on the
                         Eurodollar Rate applicable for the Interest Period
                         selected by a Borrower, or by Administrative Borrower
                         on behalf of such Borrower, as in effect three (3)
                         Business Days after the date of receipt by Agent of the
                         request of or on behalf of such Borrower (or
                         Administrative Borrower on behalf of such Borrower) for
                         such Eurodollar Rate Loans in accordance with the terms
                         hereof, whether such rate is higher or lower than any
                         rate previously quoted to any Borrower or Guarantor).

                    (b)  Subject to clause (c) of this definition below,
                         effective as of the first (1st) day of the second (2nd)
                         month of each calendar quarter (commencing with the
                         calendar quarter ending on or about March 31, 2007),
                         the Interest Rate payable by Borrowers shall be
                         increased or decreased, as the case may be, (i) as to
                         Prime Rate Loans, to the rate equal to the Applicable
                         Margin on

                         a per annum basis in excess of the Prime Rate, and (ii)
                         as to Eurodollar Rate Loans, to the rate equal to the
                         Applicable Margin on a per annum basis in excess of the
                         Adjusted Eurodollar Rate.

                    (c)  Notwithstanding anything to the contrary contained in clauses (a) and (b) of this definition, the Applicable
                         Margin otherwise used to calculate the Interest Rate
                         for Prime Rate Loans and Eurodollar Rate Loans shall be
                         the highest percentage set forth in the definition of
                         the term Applicable Margin (without regard to the
                         amount of Quarterly Average Excess Availability) plus
                         two (2%) percent per annum, at Agent's option, or at
                         the written direction of the Required Lenders, without
                         notice (i) either (A) for the period on and after the
                         effective date of termination or non-renewal hereof
                         until such time as all Obligations are indefeasibly
                         paid and satisfied in full in immediately available
                         funds or (B) for the period from and after the date of
                         the occurrence of any Event of Default, and for so long
                         as such Event of Default is continuing as determined by
                         Agent and (ii) on the Revolving Loans to any Borrower
                         at any time outstanding in excess of the Borrowing Base
                         or on LC Advances to any Borrower at any time
                         outstanding in excess of the Letter of Credit Facility
                         Limit (whether or not such excess(es) arise or are made
                         with or without Agent's or any Lender's knowledge or
                         consent and whether made before or after an Event of
                         Default)."

          (v)   The definition of "Junior Participation Agreement" set forth in the Loan Agreement is hereby deleted in its entirety and
                replaced with the following:

                    " 'Junior Participation Agreement' shall mean the Junior
                    Participation Agreement, dated as of October 14, 2004, among
                    Wachovia, GSCP II Holdings (AE), L.L.C. ("Holdings"), GSC
                    Recovery II, L.P., and GSC Recovery II Asset Trust, as
                    amended by Amendment No. 1 to Junior Participation
                    Agreement, dated as of the date of Amendment No. 13, as same now exists or may hereafter be further amended, modified,
                    supplemented, extended, renewed, restated or replaced."

          (vi)  The definition of "Note Indenture" set forth in Section 1.78 of the Loan Agreement is hereby deleted in its entirety and
                replaced with the following:

                    "1.78 'Note Indenture' shall mean the Indenture, dated April
                    22, 2004, among Parent, as Issuer, The Bank of New York, as
                    Trustee and Collateral Agent, and the guarantors named
                    therein, as amended by the First Supplemental Indenture,
                    dated as of March 3, 2005, the Second Supplemental
                    Indenture, dated as of June 30, 2005, and the Third
                    Supplemental Indenture, dated as of March 31, 2006, as same now exists or may hereafter be further amended, modified,
                    supplemented, extended, renewed, restated or replaced."

          (vii) The definition of "Reserves" set forth in Section 1.102 of the
                Loan Agreement is hereby amended by deleting the reference to
                "and the Administrative Expense Reserve" in the third sentence of such definition.

         (viii) The definition of "Revolving Loan Limit" set forth in Section
                1.103 of

                the Loan Agreement is hereby deleted in its entirety and
                replaced with the following:

                    "1.103 'Revolving Loan Limit' shall mean $30,000,000."

          (ix)  The definition of "Special Reserve" set forth in Section 1.109 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                    "1.109 'Special Reserve' shall mean a Reserve established by
                    Agent, at its option, in the amount of $2,500,000 on July
                    1st of each calendar year, which Special Reserve shall be
                    reduced to $1,500,000 on August 1st of the same calendar
                    year (provided, that, no Default or Event of Default shall exist or have occurred and be continuing on such date and
                    immediately after giving effect to any such reduction)."

     (c)  Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement and the other
          Financing Agreements.

2.   Minimum EBITDA. Section 9.17 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                    " 9.17 Minimum EBITDA. At the end of each calendar month,
                    commencing with the month ended June 30, 2005, for the
                    immediately preceding twelve (12) consecutive month period,
                    Parent and its Subsidiaries shall have EBITDA of not less
                    than the following amounts:
                                                                   Minimum
                                                                   EBITDA
                                                                     for
                                                                 immediately
                                                                  preceding
                                                                  twelve (12)
                                   Month(s) Ended                   months
                         ------------------------------------     ------------
                         June 2005 and each month thereafter      $11,000,000
                         through August 2005
                         ------------------------------------     ------------
                         September 2005                           $13,000,000
                         ------------------------------------     ------------
                         October 2005                             $13,000,000
                         ------------------------------------     ------------
                         November 2005                            $15,000,000
                         ------------------------------------     ------------
                         December 2005                            $18,000,000
                         ------------------------------------     ------------
                         January 2006                             $18,000,000
                         ------------------------------------     ------------
                         February 2006                            $19,500,000
                         ------------------------------------     ------------
                         March 2006 and each month thereafter     $23,000,000
                         through March 2007
                         ------------------------------------     ------------
                         April 2007                               $24,000,000
                         ------------------------------------     ------------
                         May 2007                                 $25,000,000
                         ------------------------------------     ------------
                         June 2007 and each month thereafter      $26,000,000
                         ------------------------------------     ------------

3.   Term.

     (a)  Section 13.1(a) of the Loan Agreement is hereby amended by deleting the reference to "April 22, 2007" and replacing it with "February 29,
          2008".

     (b)  Section 13.1 of the Loan Agreement is hereby amended by adding the following new subsection (d) to the end of such Section:

               "(d) Notwithstanding anything to the contrary contained in
               Section 13.1(c) hereof, in the event that on and after April 23,
               2007 Borrowers have provided written notice to Agent of the termination of this Agreement in accordance with Section 13.1(a)
               hereof in connection with the occurrence of a Change of Control within the meaning of clauses (a) or (c) of the definition of
               "Change of Control" and this Agreement is terminated prior to the end of the then current term in connection therewith, then
               Borrowers shall not be required to pay the early termination fee otherwise payable pursuant to Section 13.1(c) hereof so long as each of the following conditions are satisfied: (i) Agent and
               Lenders shall have consented to such Change of Control, (ii) as of the date of receipt by Agent of such written notice from
               Borrowers, no Event of Default shall exist or have occurred and be continuing and Agent shall not have exercised its right to terminate this Agreement, (iii) all of the Obligations shall have been fully and finally discharged and paid; and (iv) Agent shall have received cash collateral (or at Agent's option, a letter of credit issued for the account of Borrowers) from Borrowers, all as provided in Section 13.1(a) hereof."

4.   Amendment Fee. In consideration of this Amendment and, in addition to, and not in limitation of, any other fee paid or payable to Agent or any Lender under any of the Financing Agreements at any time, Borrowers shall pay to
     Agent (for the benefit of Lenders), or Agent, at its option, may charge the loan account of Borrowers maintained by Agent, an amendment fee in the amount of $150,000 (the "Amendment Fee"), which Amendment Fee is fully earned on the date hereof and which shall be payable in two (2)
     installments, with the first installment in the amount of $100,000 payable on the date hereof and the second installment in the amount of $50,000 payable on April 22, 2007, provided, that, the entire amount of the
     Amendment Fee shall become immediately due and payable, without notice or demand, at Agent's option, upon the occurrence of an Event of Default or termination or non-renewal of the Loan Agreement. Notwithstanding anything the foregoing, in the event that on and after the date of Amendment No. 13 but prior to April 23, 2007 Borrowers have provided written notice to Agent of the termination of this Agreement in accordance with Section 13.1(a)
     hereof in connection with the occurrence of a Change of Control within the meaning of clauses (a) or (c) of the definition of "Change of Control" and the Loan Agreement is terminated prior to April 23, 2007 in connection therewith, then Borrowers shall not be required to pay the second installment of the Amendment Fee otherwise payable on April 22, 2007 pursuant to this Section 4 so long as each of the following conditions are satisfied: (i) Agent and Lenders shall have consented to such Change of
     Control, (ii) as of the date of receipt by Agent of such written notice from Borrowers, no Event

     of Default shall exist or have occurred and be continuing and Agent shall not have exercised its right to terminate this Agreement, (iii) all of the
     Obligations shall have been fully and finally discharged and paid; and (iv)
     Agent shall have received cash collateral (or at Agent's option, a letter of credit issued for the account of Borrowers) from Borrowers, all as provided in Section 13.1(a) hereof.

5.   Additional Representations, Warranties and Covenants. Each Borrower and
     Guarantor, jointly and severally, represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing
     Agreements, being a continuing condition of the making of Loans by Agent or any Lender to Borrowers:

     (a)  This Amendment and the other Financing Agreements executed and/or delivered by any Borrower or Guarantor in connection herewith
          (together with this Amendment, collectively, the "Amendment
          Documents") have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective members or stockholders, as the case may be, and are in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors contained herein or therein constitute legal, valid and binding obligations of Borrowers and
          Guarantors enforceable against them in accordance with their terms.

     (b)  As of the date hereof, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

     (c)  Neither the execution, delivery and performance of this Amendment or any other Amendment Document, nor the consummation of any of the transactions contemplated herein or therein (i) are in contravention of law or any indenture, agreement or undertaking to which any
          Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound (including without limitation the Note
          Indenture and the Third Priority Agreements) or (ii) violates any provision of the certificate of incorporation, certificate of formation, operating agreement, by-laws or other governing documents of any Borrower or Guarantor.

     (d)  After giving effect to the increase in the Revolving Loan Limit and the Maximum Credit provided for herein, the Indebtedness under the
          Loan Agreement constitutes "Permitted Indebtedness" under (and as defined in) the Note Indenture.

     (e)  No Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment.

6.   Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of each of the following, in a manner satisfactory to Agent and its counsel:

     (a)  Agent shall have received this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors;

     (b)  Agent shall have received, in form and substance satisfactory to
          Agent, Amendment No. 3 to the Accounts Purchase Agreement, duly authorized, executed and delivered by Parent and each Seller (as defined in the Accounts Purchase Agreement);

     (c)  Agent shall have received, in form and substance satisfactory to
          Agent, an amendment to the Intercreditor Agreement, duly authorized, executed and delivered by Noteholder Collateral Agent and Third
          Priority Collateral Agent and duly acknowledged by Borrowers, which amendment shall, among other things, modify clause (a)(i) of the definition of "Revolving Loan Priority Amount" in the Intercreditor
          Agreement by deleting the reference to "$23,000,000" and replacing it with "$33,000,000";

     (d)  Agent shall have received, in form and substance satisfactory to
          Agent, Amendment No. 2 to the Junior Participation Agreement, duly authorized, executed and delivered by Junior Participants and Buyer
          (as defined in the Junior Participation Agreement);

     (e)  Agent shall have received, in form and substance satisfactory to
          Agent, an opinion of Silverman Sclar Shin & Byrne, PLLC, counsel for
          Borrowers and Guarantors, with respect to this Amendment and such other matters as Agent may request;

     (f)  Agent shall have received, in form and substance satisfactory to
          Agent, a certificate of the Chief Financial Officer of Administrative
          Borrower certifying, among other things, that: (A) after giving effect to the increase in the Revolving Loan Limit and the Maximum Credit, the Indebtedness of Borrowers to Agent and Lenders under the Loan
          Agreement shall continue to be "Permitted Indebtedness" for all purposes under the Note Indenture, and (B) after giving effect to any such increase in the Revolving Loan Limit and the Maximum Credit, the
          performance of the terms and conditions of the Loan Agreement and the other Financing Agreements and the incurrence of Obligations by
          Borrowers and Guarantors thereunder (1) are within each Borrower's and
          Guarantor's corporate powers, (2) have been duly authorized by each
          Borrower and Guarantor, (3) are not in contravention of law or the terms of any Borrower's or Guarantor's certificate of incorporation, by laws, or other organizational documentation, or any indenture
          (including the Note Indenture), agreement or undertaking to which any
          Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound, and (4) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of any Borrower or Guarantor, other than the liens in favor of Agent;
          and

     (g)  No Default or Event of Default shall have occurred and be continuing as of the date of this Amendment.

7.   Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other
     Financing Agreements, the terms of this Amendment shall control. The Loan
     Agreement and this Amendment shall be read and construed as one agreement.

8.   Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

9.   Governing Law. The validity, interpretation and enforcement of this
     Amendment and any dispute arising out of the relationship between the parties hereto shall be governed by the internal laws of the State of New
     York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

10.  Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

11.  Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

12.  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute but one and the same agreement. In making proof of this
     Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile or other means of electronic transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other means of electronic transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

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                                       10

     IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused these presents to be duly executed as of the day and year first above written.

               BORROWERS
               ---------

                      Atlantic Express Transportation Corp.
                      Amboy Bus Co., Inc.
                      Atlantic Express Coachways, Inc.
                      Atlantic Express of L.A. Inc.
                      Atlantic Express of Missouri Inc.
                      Atlantic Express of New Jersey, Inc.
                      Atlantic Express of Pennsylvania, Inc.
                      Atlantic-Hudson, Inc.
                      Atlantic Paratrans, Inc.
                      Atlantic Paratrans of NYC, Inc.
                      Atlantic Queens Bus Corp.
                      Block 7932, Inc.
                      Brookfield Transit Inc.
                      Courtesy Bus Co., Inc.
                      G.V.D. Leasing Co., Inc.
                      180 Jamaica Corp.
                      Merit Transportation Corp.
                      Metro Affiliates, Inc.
                      Metropolitan Escort Service, Inc.
                      Midway Leasing Inc.
                      Staten Island Bus, Inc.
                      Temporary Transit Service, Inc.
                      201 West Sotello Realty, Inc.
                      Wrightholm Bus Line, Inc.
                      Atlantic Transit Corp.
                      Atlantic Express New England, Inc.
                      Atlantic Express of California, Inc.
                      Atlantic Express of Illinois, Inc.
                      Atlantic Paratrans of Arizona, Inc.
                      Fiore Bus Service, Inc.
                      Groom Transportation, Inc.
                      James McCarty Limo Service, Inc.
                      K. Corr, Inc.
                      Mountain-Atlantic, Inc.,
                        formerly known as Mountain Transit, Inc.
                      Jersey Business Land Co., Inc.
                      R. Fiore Bus Service, Inc.
                      Raybern Bus Service, Inc.

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                      Raybern Capital Corp.
                      Raybern Equity Corp.
                      Robert L. McCarthy & Son, Inc.
                      Atlantic Express of Upstate New York, Inc.,
                        formerly known as T-NT Bus Service, Inc.
                      Transcomm, Inc.
                      Winsale, Inc.
                      Atlantic Escorts Inc.

                      By:  /s/ Nathan Schlenker
                           --------------------
                      Title:  Chief Financial Officer
                              -----------------------

GUARANTORS
----------

JERSEY BUS SALES, INC.

By:  /s/ Nathan Schlenker
     --------------------
Title:  Chief Financial Officer
        -----------------------

CENTRAL NEW YORK REORGANIZATION CORP.

By:  /s/ Nathan Schlenker
     --------------------
Title:  Chief Financial Officer
        -----------------------

AGENT AND LENDERS
-----------------

WACHOVIA BANK, NATIONAL ASSOCIATION,
successor by merger to Congress Financial Corporation,
as Agent and as Lender

By:  /s/ Herb Korn
     -------------
Title:  Vice President
        --------------